UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2008
Lakes Entertainment, Inc.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	0-24993 (Commission File Number)	41-1913991 (IRS Employer Identification No.)

130 Cheshire Lane, Minnetonka, Minnesota (Address of principal executive offices)	55305 (Zip Code)
Registrant’s telephone number, including area code: (952) 449-9092
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit 10.1 - Intercreditor and Subordination Agreement
Exhibit 10.2 - Amended Intercreditor Agreement
Exhibit 99.1 - Press Release

Item 1.01. Entry into Material Definitive Agreement.
     On October 1, 2008, Lakes Entertainment, Inc. (“Lakes”) disclosed that the Shingle Springs Tribal Gaming Authority (the “Authority”), an affiliate of the Shingle Springs Band of Miwok Indians (“Shingle Springs Tribe”), closed on the $77 million furniture, furnishings and equipment financing (the “FF&E financing”) for the Red Hawk Casino. Pursuant to that financing, Lakes’ subsidiary, Lakes KAR — Shingle Springs, LLC (the “Manager”), entered into an Intercreditor and Subordination Agreement, dated as of September 30, 2008, with Bank of Utah, as FF&E agent (“Bank of Utah”), by which payment of the loans made by the Manager to the Shingle Springs Tribe and assumed by the Authority and other amounts payable by the Authority under the management and development agreements (including management fees payable to Manager with respect to the Red Hawk Casino), as well as security interests securing such payments, have been subordinated to the payment of and security interest securing the FF&E Loan. Also as a result of the FF&E financing, Manager entered into a First Amendment to Intercreditor and Subordination Agreement, dated as of September 30, 2008, with The Bank of New York Mellon Trust Company, N.A., as Collateral Agent (“BONY”), which amended the intercreditor and subordination agreement dated as of June 28, 2007 which Manager entered into with BONY, by which payment of loans made by Manager to the Shingle Springs Tribe and assumed by the Authority and other amounts payable by the Authority under the development and management agreement (including management fees payable to Manager with respect to the Red Hawk Casino), as well as security interests securing such payments, had been subordinated to the payment of and security interest securing the $450 million senior note financing.
     Copies of the agreements are attached as exhibits to this Current Report on Form 8-K as Exhibits 10.1 and 10.2.
     A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(a)	Not Applicable

(b)	Not Applicable

(c)	Exhibits

10.1	Intercreditor and Subordination Agreement, dated as of September 30, 2008, with Bank of Utah, as FF&E agent.

10.2	First Amendment to Intercreditor and Subordination Agreement, dated as of September 30, 2008, with The Bank of New York Mellon Trust Company, N.A., as Collateral Agent.

99.1	Lakes Entertainment, Inc. Press Release dated October 1, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LAKES ENTERTAINMENT, INC. (Registrant)
Date: October 6, 2008	/s/ Timothy J. Cope
	Name:	Timothy J. Cope
	Title:	President and Chief Financial Officer

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